SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the Securities

                            and Exchange Act of 1934

Filed by the Registrant   X

Check the appropriate box:

      Preliminary Proxy Statement
      Confidential, For Use of the Commission Only

X     Definitive Proxy Statement

      Definitive Additional Materials

      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 CALIFORNIA AMPLIFIER, INC.
                   (Exact name of Registrant as specified in its Charter)

                           CALIFORNIA AMPLIFIER, INC.

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee:

X     No fee required.

      Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
(2)   Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:
(5)   Total fee paid:

      Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by exchange Act Rule 0-11 (1) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:
(2)   Form, Schedule or Registration Statement No.:
(3)   Filing Party:
(4)   Date Filed:

                           CALIFORNIA AMPLIFIER, INC.

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            to be held July 14, 2000

--------------------------------------------------------------------------------


To the Stockholders of CALIFORNIA AMPLIFIER, INC.:

The Annual Meeting of Stockholders of California Amplifier, Inc. will be held at the Radisson Hotel Oxnard, 600 East Esplanade Drive, Oxnard, California 93030, on Friday, July 14, 2000 at 10:00 a.m. local time, for the purpose of considering and acting upon the following proposals:

     1. To elect five directors to hold office until the next Annual Meeting of Stockholders.

     2. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on May 15, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder for any purposes related to the Annual Meeting, during normal business hours, from July 4, 2000 until July 14, 2000 at the Company's executive offices located at 460 Calle San Pablo, Camarillo, California 93012.

By Order of the Board of Directors,


/s/ Michael R. Ferron
Corporate Secretary

Camarillo, California
June 16, 2000

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER YOU PLAN TO ATTEND THE MEETING, YOU ARE EARNESTLY REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. STOCKHOLDERS MAY VOTE IN PERSON IF THEY ATTEND THE MEETING EVEN THOUGH THEY HAVE EXECUTED AND RETURNED A PROXY.

                           CALIFORNIA AMPLIFIER, INC.

Corporate Headquarters:                                   Place of Meeting:
460 Calle San Pablo                                          Radisson Hotel
Camarillo, CA 93012                                600 East Esplanade Drive
                                                           Oxnard, CA 93030

                            Telephone: (805) 987-9000

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  July 14, 2000

                   Approximate date of mailing: June 16, 2000

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of California Amplifier, Inc. (the "Company" or "California Amplifier") of proxies for use at the Annual Meeting of Stockholders of California Amplifier (the "Annual Meeting") to be held on Friday, July 14, 2000 at 10:00 a.m. local time or at any adjournment or postponement thereof.

                                  VOTING RIGHTS

Stockholders of record of California Amplifier as of the close of business on May 15, 2000 have the right to receive notice of and to vote at the Annual Meeting. On May 15, 2000, California Amplifier had issued and outstanding 13,234,322 shares of Common Stock, par value $0.01 per share ("Common Stock"), the only class of voting securities outstanding.

Each stockholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date. The presence at the Annual Meeting in person or by proxy of a majority of the shares of Common Stock outstanding as of the record date will constitute a quorum for transacting business. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for transaction of business. With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors, and will be counted as present for purposes of the item on which the abstention is noted, and therefore counted in the tabulation of the votes cast on a proposal with the effect of a negative vote. Under applicable Delaware law, broker non-votes are not counted for purposes of determining the votes cast on a proposal.

PERSONS MAKING THE SOLICITATION

The Proxy is solicited on behalf of the Board of Directors of the Company. The only solicitation materials to be sent to stockholders will be this Proxy Statement and the accompanying Proxy. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors also intends to solicit the Proxies held on behalf of stockholders by brokers, dealers, banks and voting trustees, or their nominees. The Company will pay all reasonable expenses by such holders for mailing the solicitation material to the stockholders for whom they hold shares. All solicitation expenses are being paid by the Company.

TERMS OF THE PROXY

The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify, with respect to the election of directors, whether the Proxy holder shall vote for or be without authority to vote on any or all candidates. The Proxy also confers upon the holders thereof discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

Where a stockholder has appropriately directed how the Proxy is to be voted, the shares will be voted in accordance with the stockholder's direction. In the absence of instructions, shares represented by valid Proxies will be voted in favor of the nominees for director and all proposals set forth in the Notice of Meeting and this Proxy Statement. If any other matters are properly presented at the Annual Meeting, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to the Corporate Secretary of the Company or by filing a duly executed Proxy bearing a later date. Stockholders may also vote in person if they attend the Annual Meeting even though they have executed and returned a Proxy.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of May 15, 2000 by (i) each person or entity who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director and nominee for director, (iii) each executive officer appearing in the Summary Compensation Table appearing elsewhere in this Proxy Statement and (iv) all directors and executive officers as a group. The Company knows of no agreements among its stockholders that relate to voting or investment power over its Common Stock:

Name of Beneficial Owner (1) :          Shares Beneficially Owned (2):          Percent (3)
------------------------------          ------------------------------          ------------
Ira Coron, Chairman of the Board
 of Directors                                         86,600                       *

Fred Sturm, Chief Executive Officer,
   President, and Director                            37,500                       *

Philip Cox, Vice President,
   Wireless Products                                  15,000                       *

Michael R. Ferron, Vice President,
   Finance, Chief Financial Officer
   and Corporate Secretary                                 0                       *

Robert Hannah, Vice President,
   Satellite Products                                 81,250                       *

Kris Kelkar, Vice President,
   Voice and Data Products                           104,600                       *

Arthur H. Hausman, Director                           53,210                       *

William E. McKenna, Director                          62,800                       *

Frank Perna, Jr.                                           0                       *

Thomas L. Ringer, Director                            27,000                       *

All directors and executive officers
as a group (ten persons)                             487,960                    3.6%

FMR Corp.                                            866,220                    6.4%

*  Less than 1.0% ownership

(1) The address of each Messrs. Coron, Sturm, Cox, Ferron, Hannah, Kelkar, Hausman, McKenna, Perna, Jr., and Ringer is 460 Calle San Pablo, Camarillo, California 93012.





(2)Includes shares purchasable upon exercise of exercisable stock options as of May 15, 2000 or within 60 days thereafter, but excludes shares purchasable upon exercise of stock options which are not exercisable as of May 15, 2000 or within 60 days thereafter:

                                   Exercisable          Unexercisable
                                   -----------          -------------
      Ira Coron                           0                  8,000
      Fred Sturm                     37,500                152,500
      Philip Cox                     15,000                 55,000
      Michael R. Ferron                   0                 60,000
      Robert Hannah                  80,000                 60,000
      Kris Kelkar                   102,500                 57,500
      Arthur H Hausman               48,000                  8,000
      William E. McKenna                  0                  8,000
      Thomas L. Ringer               24,000                  8,000

(3)For the purposes of determining the percentage of outstanding Common Stock held by the persons set forth in the table, the number of shares is divided by the sum of the number of outstanding shares of the Company's Common Stock on May 15, 2000 (13,234,322 shares), plus the number of shares of Common Stock subject to options exercisable currently or within 60 days of May 15, 2000 by such persons.

(4)This information is based solely on disclosure from FMR Corp., which states that these shares were beneficially owned as of May 15, 2000.

                                 PROPOSAL No. 1

                              ELECTION OF DIRECTORS

A board of five directors will be elected at the Annual Meeting. It is intended that each Proxy, unless otherwise specified, will be voted for the election to the Board of Directors of each of the five nominees set forth below. Directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at the meeting. The term of office of each person elected as director will continue until the next Annual Meeting of Stockholders, or until his successor has been elected and qualified.

In the event that any of the nominees for directors listed below should become unavailable for election for any currently unforeseen reason, the persons named in the accompanying Proxy have the right to use their discretion to vote for such other person as may be determined by the holders of such proxies. To the best of the Company's knowledge, all nominees are and will be available to serve.

The following table sets forth the name and age of each nominee for director, the calendar year each was first elected as a director and the positions each currently holds with the Company:

                                       Capacities in            Director
Name                    Age            Which Served              Since
--------------------------------------------------------------------------------
Ira Coron                71            Chairman of the Board
                                       of Directors               1994

Fred Sturm               42            Chief Executive Officer,
                                       President, and Director    1997

Arthur H. Hausman        76            Director                   1987

Frank Perna, Jr.         62            Director                   2000

Thomas L. Ringer         68            Director                   1996

Ira Coron has been Chairman of the Board for California Amplifier, Inc. since March of 1994, and in addition was the Chief Executive Officer until 1997 but remained an executive officer of the Company until February 1999. From 1989 to 1994 he was an independent management consultant to several companies and venture capital firms. He retired from TRW, Inc., after serving in numerous senior management positions from June 1967 to July 1989 among which was Vice President and General Manager of TRW's Electronic Components Group. He also serves on the Board of Directors of CMC Industries, Inc., and is a member of the Executive Committee of the Wireless Communications Association.

Fred M. Sturm was appointed Chief Executive Officer, President and Director in August 1997. Prior to joining the Company, from 1990 to 1997, Mr. Sturm was President of Chloride Power Systems (USA), and Managing Director of Chloride Safety, Security, and Power Conversion (UK), both of which are part of Chloride Group, PLC (LSE: CHLD). From 1979 to 1990, he held a variety of general management positions with M/A-Com and TRW Electronics, which served RF and microwave markets.

Arthur H. Hausman has been a director of the Company since 1987. Mr. Hausman is Chairman Emeritus of the Board of Ampex Corporation. He served as Chairman of the Board of Directors and Chief Executive Officer of Ampex, having been with Ampex for 27 years until his retirement in 1988. He currently serves as a director of Drexler Technology Corporation, California Microwave, Inc., and director emeritus of TCI, Inc. He was appointed by President Reagan to the President's Export Council, to the Council's Executive Committee and to the Chairmanship of the Export Administration Subordinate Committee of the Council for the period 1985 to 1989.

Frank Perna, Jr. has been a director since May 2000. From 1990 to 1993, Mr. Perna was Chief Executive Officer of MagneTek. From 1994 to 1998 Mr. Perna was Chairman and Chief Executive Officer of EOS Corporation, and from 1998 to the present as Chairman and Chief Executive Officer of MSC Software. Mr. Perna also serves as Chairman of the Board of Software.com, as a director of Intelllisys, and on the board of Trustees of Kettering University.

Thomas L. Ringer has been a director of the Company since August 1996. Since 1990, Mr. Ringer has been actively involved as a member of the boards of directors for various companies. Mr. Ringer is currently Chairman of Wedbush Morgan Securities, Inc., Chairman of M.S. Aerospace, Inc., Chairman of Document Sciences Corporation, Chairman of Aquatec Water Systems, and Chairman of the Center for Innovation and Entrepreneurship. Prior to 1990, Mr. Ringer served as Chairman, President and Chief Executive Officer of Recognition Equipment, Inc., President and Chief Executive Officer of Fujitsu Systems of America, Inc., and President and Chief Executive Officer of Computer Machinery Corporation.

COMMITTEES OF THE BOARD

The Board of Directors has delegated certain of its authority to two committees: the Audit Committee and the Compensation Committee. The Audit Committee is composed of Messrs. McKenna and Ringer, with Mr. McKenna serving as Chairman. The Compensation Committee is composed of Messrs. Hausman and McKenna with Mr. Hausman serving as Chairman. No member of either committee is a former or current officer or employee of the Company. Subsequent to the election of directors as proposed herein and the retirement of Mr. McKenna as a director on July 14, 2000, Mr. Hausman, Mr. Perna, and Mr. Ringer will serve as Audit Committee members, and Mr. Coron and Mr. Hausman will serve as Compensation Committee members.

The primary function of the Audit Committee is to review and approve the scope of audit procedures performed by the Company's independent auditors, to review the audit reports rendered by the Company's independent auditors, to monitor the internal control environment within the Company, and to approve the audit fee and other services charged by the independent auditors. The Audit Committee reports to the Board of Directors with respect to such matters and makes recommendations with respect to its findings.

The primary function of the Compensation Committee is to monitor the performance and compensation of executive officers and other key employees, and to administer the Company's Stock Option Plan. The Compensation Committee reports to the Board of Directors and makes recommendations to the Board of Directors for compensation, incentive and discretionary bonuses, and stock option grants.

BOARD OF DIRECTOR AND COMMITTEE ATTENDANCE

In fiscal year 2000 the Board of Directors held ten meetings, the Compensation Committee held twelve meetings, and the Audit Committee held two meetings. All directors attended more than 75% of the aggregate of board and committee meetings held during fiscal year 2000, or which were held while such director held office.

COMPENSATION OF DIRECTORS

Each non-employee director received a monthly fee of $1,250 for serving on the Board, plus out-of-pocket expenses for attending meetings. In addition, each non-employee director receives an automatic grant of 8,000 non-qualified stock options each year under the terms of the Company's 1999 Stock Option Plan. Directors who are also executive officers of the Company receive no additional compensation for their services as director.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL FIVE NOMINEES LISTED ABOVE.

                      REPORT OF THE COMPENSATION COMMITTEE

As members of the Compensation Committee it is our duty to monitor the performance and compensation of executive officers and other key employees, to review compensation plans, including bonuses, and to administer the Company's stock option plans. The Company's executive compensation program is designed to attract, motivate and retain the executive talent needed to enhance stockholder value in a competitive environment. The fundamental philosophy is to relate the amount of compensation "at risk" for an executive directly to his or her contribution to the Company's success in achieving superior performance objectives and to the overall success of the Company. The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual bonus based on overall Company performance, and a component providing the opportunity to earn stock options that focus the executives on building stockholder value through meeting longer-term financial and strategic goals.

BASE SALARY

Base salary is designed to be consistent with comparable electronic manufacturing companies. For this purpose, this Committee utilizes the wage and salary surveys of the American Electronic Association. The Company generally attempts to place its executives' base salaries at the top 75% of companies of similar size in these surveys. In addition to the surveys, annual performance reviews and the Company's financial performance are determining factors for an individual's salary increase.

THE EXECUTIVE AND KEY EMPLOYEE BONUS PROGRAM

The Executive and Key Employee Bonus Program is designed to reward Company executives and key employees for their contributions to corporate objectives. Each eligible employee's award is expressed as a percentage of the participant's base salary, which is determined by the same surveys used to establish base salaries, as described above. The Compensation Committee re-evaluates the Company's operating plan each fiscal year to ensure plan goals and proposed bonuses are properly correlated.

During each fiscal year a bonus pool is generated as the Company achieves the operating plan which was established at the beginning of the fiscal year. Bonuses from this pool are paid to key employees based upon the Company's achievement of specific performance objectives relating to their respective functional areas. Among the objectives are sales, gross margins, manufacturing productivity, expense levels, operating profits, financial ratios, and other quantifiable objectives consistent with the Company's growth objectives. Target bonuses range from 10% to 30% of an employee's base salary depending upon his or her influence on achieving the established performance objectives. Actual bonuses will vary depending upon the Company achieving certain income levels and the employee's contribution to the achievement of his or her performance objectives. The employee percentages will also be adjusted upward or downward as the Company's actual income before tax exceeds or falls short of plan earnings. In fiscal year 1999, no executives or members of senior management were awarded any bonuses because the actual income before tax was below the plan earnings for the year.

The Compensation Committee may recommend to the Board of Directors for approval the awarding of discretionary bonuses to certain employees even though the profit objectives established under the bonus plan were not achieved. No discretionary bonus awards were awarded to executive officers for fiscal year 2000.

STOCK OPTION PLAN

The Company's 1999 Stock Option Plan authorizes the granting of options to purchase shares of the Company's Common Stock to officers and key employees of the Company and its subsidiaries. The Option Plan is designed to:

|X| Encourage and create ownership of the Company's Common Stock.

|X| Link the officers' or key employees' financial success to that of the stockholders.

|X|Focus attention on building stockholder value by balancing short-term and long-term decision making, and meeting longer-term financial and strategic goals.

|X|Ensure broad-based participation of key employees in achieving Company sales, profit, and financial objectives.

Option grants are based upon various subjective factors for, among other things, hiring of employees, job responsibility and authority, performance, and prior grants.

The Committee granted only non-qualified stock options to employees during fiscal year 2000.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

The Chief Executive base salary, incentive bonus, and stock option grants are based upon the top 75% of salaries for Chief Executive Officers of companies of similar size as the Company as reported in the surveys referred to above.

Mr. Sturm's salary for fiscal year 2000 was $227,277, and a bonus of $228,800 was paid to Mr. Sturm because the Company's profit objectives were exceeded. In fiscal year 2000 Mr. Sturm was granted options to purchase 50,000 shares of Common Stock under the 1999 Stock Option Plan.

COMPENSATION COMMITTEE

Arthur H. Hausman
William E. McKenna

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation for services in all capacities to the Company for each of the three fiscal years in the period ended February 26, 2000 of (i) the Chief Executive Officer and (ii) the four most highly compensated executive officers:

                                                                  Long Term
                                                                 Compensation
                                                                   Awards
                                                                    Stock
Name and                       Fiscal      Annual Compensation      Option          All Other
Principal Position             Year        Salary      Bonus       Grants(1)       Compensation(2)
------------------             ----        -------------------     ---------       ---------------
Fred M. Sturm                   2000       $227,277   $228,800       50,000          $  5,476
  Chief Executive Officer       1999       $220,000   $      0       30,000          $  5,298
  and President                 1998       $112,405   $      0      120,000          $ 92,408

Philip Cox                      2000       $156,100   $ 72,758       20,000          $  7,249
  Vice President,               1999       $150,000   $      0          ---          $  6,625
  Wireless Products             1998       $150,691   $      0       50,000          $  5,523

Michael R. Ferron               2000       $153,920   $123,136       20,000          $  5,628
  Vice President, Finance,      1999       $148,000   $      0       25,000          $  4,942
  Chief Financial Officer       1998       $148,502   $      0       30,000          $  4,925
  and Corporate Secretary

Robert Hannah                   2000       $145,600   $109,200       20,000          $  4,651
  Vice President,               1999       $140,000   $      0          ---          $  4,480
  Satellite Products            1998       $130,078   $      0       55,000          $  3,960

Kris Kelkar                     2000       $145,600   $ 67,908       20,000          $  4,598
  Vice President, Wireless      1999       $140,000   $      0          ---          $  4,469
  Access Products               1998       $131,849   $      0       45,000          $  4,107

(1) Mr. Cox, Mr. Kelkar and Mr. Hannah were granted options as part of the fiscal year 1998 annual grant in March 1997, and also in January 1998 when the Company was reorganized into three business units as each was appointed to direct one of the business units. As a result, the number of option grants reflected for each of the individuals in fiscal year 1998 relates to two option grants. Since each received a grant in January 1998, they did not receive a fiscal year 1999 grant in March 1998, as did the other executive officers.

(2) Includes Company matching of employee contributions pursuant to the Company's 401-K plan, and premiums paid by the Company for additional life insurance benefits and amounts paid to individuals in connection with joining California Amplifier. Mr. Sturm was paid $91,363 in fiscal year 1998 relating to expenses for his relocation from England, and bonuses forfeited at his prior employment.

OPTIONS GRANT TABLE

The following table sets forth information on grants of stock options pursuant to the Company's 1999 Stock Option Plan during the year ended February 26, 2000 to the executive officers included in the Summary Compensation Table:

                                                                                  Potential
                                                                               Realizable Value
                             % of Total        Exercise                      at Assumed Annual Rate
                           Options Granted     or Base                    of Stock Price Appreciation
                 Options   to Employees in      Price       Expiration         for Option Term (2)
Name             Granted     Fiscal Year       ($/share)      Date (1)        5%            10%
------------------------------------------------------------------------------------------------------
Fred Sturm        50,000          7%             $1.75        3/1/2009        $55,000      $139,500

Philip Cox        20,000        2.8%             $1.75        3/1/2009        $22,000       $55,600

Michael Ferron    20,000        2.8%             $1.75        3/1/2009        $22,000       $55,600

Robert Hannah     20,000        2.8%             $1.75        3/1/2009        $22,000       $55,600

Kris Kelkar       20,000        2.8%             $1.75        3/1/2009        $22,000       $55,600


(1)Options become exercisable at the expiration of one year from the date of grant of the option at a rate of 25% per year, and have an option term of ten years.

(2)The potential realizable value is based upon the option term of ten years. It is calculated assuming both a 5% and a 10% annual increase in the stock value from the date and price of the option grant, and that the option is exercised on the last day of the option period (expiration date). There can be no assurances, however, that such future stock annual appreciation percentage values can be achieved.


OPTION EXERCISES AND FISCAL YEAR-END VALUE TABLE

The following table sets forth information as to options exercised during the year ended February 26, 2000 and options held at February 26, 2000, by executive officers named in the Summary Compensation Table as set forth below:

                        Number                    Number of Securities
                      of Shares                  Underlying Unexercised          Value of Unexercised
                     Acquired on    Value            Options Held               In-The-Money Options (3)
Name                  Exercise    Realized(1)  Exercisable(2) Unexercisable   Exercisable  Unexercisable
---------------------------------------------------------------------------------------------------------
Fred Sturm              50,000    $1,054,900     37,500          152,500       $1,227,075    $3,641,325
Philip Cox              30,000       824,212     15,000           55,000          495,763     1,311,575
Michael R. Ferron      165,000     1,885,475     20,000           60,000          651,450     1,152,650
Robert Hannah                0             0     80,000           60,000        2,569,475     1,160,275
Kris Kelkar             60,000     1,124,575    102,500           57,500        2,842,025     1,081,225

(1)Value realized is the difference between the option exercise price and the closing stock price on the date of exercise.

(2)Exercisable options include options which are considered exercisable for the "Security Ownership of Certain Beneficial Owners and Management" table on page 3 of this Proxy Statement.

(3)The value of in-the-money options is computed by multiplying the number of in-the-money options by the difference between the option exercise prices and closing stock price at February 26, 2000 of $35.50. In-the-money options are options whose exercise price is less than $35.50 per share.

STOCK PERFORMANCE GRAPH

The following graph and table compares the Company's stock performance to three stock indexes over a five-year period assuming a $100 investment was made on the first day of fiscal year 1995.

                                      [GRAPH]




Years Ended 2/28                 1995   1996    1997   1998    1999   2000
--------------------------------------------------------------------------------
                                  (in dollars)

California Amplifier, Inc.       100    718     166      85      56    1092
NASDAQ Stock Market              100    139     166     227     295     601
NASDAQ Electronic Components     100    147     258     318     399    1168
NASDAQ Telecommunications        100    132     127     217     354     592
--------------------------------------------------------------------------------

                     COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission, the National Association of Securities Dealers and the Company. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file, or late filing, of such reports with respect to the period ended February 26, 2000. Based solely upon a review of reports delivered to the Company during this period, all of these filing requirements were satisfied on a timely basis.

                       CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has adopted a policy pursuant to which material transactions between the Company and its executive officers, directors, nominees for election as directors, and principal stockholders (i.e., stockholders owning beneficially 5% or more of the outstanding voting securities of the Company) and members of immediate family of any of the foregoing persons, shall be submitted to the Board of Directors for approval by a disinterested majority of the directors voting with respect to the transaction. For this purpose, a transaction is deemed material if such transaction, alone or together with a series of similar transactions during the same fiscal year, involves an amount which exceeds $60,000.

No such transactions occurred during the year ended February 26, 2000 other than those described elsewhere herein.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP acted as the independent public accountants for the Company during the fiscal year ended February 26, 2000. Representatives of that firm are expected to be present at the Annual Meeting and have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The Company has selected Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 3, 2001.

                                  ANNUAL REPORT

The Annual Report to Stockholders for the fiscal year ended February 26, 2000 is being sent to all stockholders with this Proxy Statement. The Annual Report to Stockholders does not form any part of the material for the solicitation of any Proxy.

A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED FEBRUARY 26, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, IS AVAILABLE WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CALIFORNIA AMPLIFIER, INC., 460 CALLE SAN PABLO, CAMARILLO, CALIFORNIA 93012.

                              STOCKHOLDER PROPOSALS

The Bylaws of the Company provide that at any meeting of the stockholders only such business shall be conducted as shall have been brought before the meeting by or at the discretion of the Board of Directors or by any stockholder of the Company who gives written notice (in the form required by the Bylaws) of such business in writing to the Corporate Secretary of the Company not less than sixty days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. The Bylaws also provide that only such nominations for the election of directors may be considered as are made by the Board of Directors, or by any stockholder entitled to vote in the election of directors who provides written notice (in the form required by the Bylaws) of such stockholder's intent to make such nomination to the Corporate Secretary of the Company not later than sixty days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting.

Stockholders who intend to submit proposals for inclusion in the Proxy Statement relating to the year ending March 3, 2001 must do so by sending the proposal and supporting statements, if any, to the Company no later than February 15, 2001. Such proposals should be sent to the attention of the Corporate Secretary, California Amplifier, Inc., 460 Calle San Pablo, Camarillo, California 93012.

                                  OTHER MATTERS

Except for the matters described herein, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at such meeting that is a proper subject for action by the stockholders. However, if any other matters should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or person(s) acting under the Proxy.

By Order of the Board of Directors,


/s/ Michael R. Ferron
Corporate Secretary

Camarillo, California
June 16, 2000

CALIFORNIA AMPLIFIER, INC.
460 Calle San Pablo
Camarillo, California  93012

PROXY FOR 2000 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 14, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CALIFORNIA AMPLIFIER, INC.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2000 Annual Meeting of Stockholders, revoking all prior proxies, hereby appoints Fred M. Sturm and Michael R. Ferron, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Common Stock of California
Amplifier, Inc. (the "Company") held of record by the undersigned on May 15, 2000 at the Annual Meeting of Stockholders to be held on July 14, 2000 and any postponements or adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED; HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR LISTED, AND IN THE DISCRETION OF THE PROXIES ON ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE SUCH MEETING.

(Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR LISTED BELOW, AND IN THE DISCRETION OF THE PROXIES ON MATTERS DESCRIBED IN ITEM 2.

1. Election of Directors: Ira Coron, Fred M. Sturm, Thomas L. Ringer, Frank Perna, Jr., and Arthur H. Hausman

FOR all Nominees listed (except as noted to the contrary below)   |_|


WITHHOLD AUTHORITY to vote for all Nominees listed above    |_|


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)



2. In their  discretion,  the  Proxies  are  authorized  to vote upon such other
   business  as  may  properly   come  before  such  meeting  and  any  and  all
   postponements or adjournments thereof.

Do you plan to attend the meeting:    Yes      No

Dated:
Signature:
Title:
Signature if held jointly:

Please sign exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership's name by an authorized person.